Exhibit 4.1

                                 SIMIONE CENTRAL
                                 Holdings, Inc.


NUMBER                                                          SHARES
SC





INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE                                       CUSIP 14166Y 10 6

NEW COMMON STOCK


THIS CERTIFIES THAT


is the owner of


            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $.001 PER SHARE, OF


                         SIMIONE CENTRAL HOLDINGS, INC.
                       NAME CHANGED TO: CARECENTRIC, INC.


transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and all the amendments thereto, to all of which the holder of this certificate assents by his acceptance hereof.

This certificate not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

/s/                                           /s/
-----------------------                      -----------------------------------
SECRETARY                   CORPORATE         PRESIDENT
                               SEAL

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(Jersey City, NJ)
TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED OFFICER

                         SIMIONE CENTRAL HOLDINGS, INC.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations;

TEN COM    -  as tenants in common                 UNIF GIFT MIN ACT- ________  Custodian _________
TEN ENT    -  as tenants by the entireties                             (Cust)              (Minor)
JT TEN     -  as joint tenants with right                             under Uniform Gifts to Minors
              of survivorship and not as                              Act _________________________
              tenants in common                                                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________


________________________________________________________________________________
(PLEAE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________________




                                    NOTICE: ____________________________________
                                    THE  SIGNATURE  TO  THIS   ASSIGNMENT   MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT  ALTERATION  OR  ENLARGEMENT  OR ANY
                                    CHANGE WHATEVER.


                                    SIGNATURE(S) GUARANTEED:
                                    ____________________________________________
                                    THE SIGNATURE(S)  SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE   GUARANTOR   INSTITUTION   (BANKS,
                                    STOCKBROKERS,  SAVINGS AND LOAN ASSOCIATIONS
                                    AND  CREDIT  UNIONS  WITH  MEMBERSHIP  IN AN
                                    APPROVED   SIGNATURE   GUARANTEE   MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


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